urban-gro, Inc. Announces Delayed 10-Q Filing and Restatement of Previously Issued Financial Statements Tied to Incorrect Accounting of Deferred Tax Liabilities Associated with Historical Acquisitions

No Expected Material Impact on Revenue, Adjusted EBITDA, or Cash Flows

Expects Q2 2024 Revenue of $17.5 Million, a Sequential 13% Increase

LAFAYETTE, Colo., August 14, 2024 – urban-gro, Inc. (NASDAQ: UGRO) ("urban-gro" or the "Company"), an integrated professional services and Design-Build firm offering solutions to the Controlled Environment Agriculture (“CEA”) and other commercial sectors, today announced its decision to restate its previously issued financial statements for the years ended December 31, 2022 and 2023, as well as the first quarter of 2024. As a result of the restatement process, the Company will not be able to file its Quarterly Report on Form 10-Q for the second fiscal quarter of 2024 within the filing deadline established by the Securities and Exchange Commission (the "SEC").

As reported on the Company's Current Report on Form 8-K filed on May 6, 2024, the Company dismissed its previous independent registered public accounting firm, BF Borgers CPA PC ("BF Borgers"). On May 3, 2024, the SEC instituted public administrative and cease-and-desist proceedings against BF Borgers. In the Current Report on Form 8-K filed on May 29, 2024, the Company announced that it had appointed Sadler, Gibb & Associates, LLC ("Sadler Gibb") as its new independent public accounting firm. Sadler Gibb has substantially conducted a re-audit of the Company's previously issued financial statements for the year ended December 31, 2023. In connection with the re-audit of the 2023 financial statements as conducted to date, Sadler Gibb has not identified any material misstatements in the Company's revenue, Adjusted EBITDA, or cash flows.

Sadler Gibb identified incorrect accounting of the deferred tax liabilities associated with historical share-purchase acquisitions made by the Company. Accounting for the initial deferred tax liabilities associated with the acquisitions was determined to be proper, however, the majority of the deferred tax liabilities that were recorded in connection with the share-purchase acquisition of each acquired company should have been recorded as income tax benefits to the statement of operations shortly after each acquisition. The Company had been amortizing these deferred tax liabilities to the statement of operations over a period corresponding to the amortization of the intangible assets with which they were associated. Adjusting for this incorrect accounting is expected to result in a reduction in cumulative net losses for fiscal years 2022 and 2023.

As a result of the audit findings to date, the Company will now engage Sadler Gibb to re-audit the Company's fiscal year 2022 financial statements in order for the Company to file amended 10-K and 10-Q filings for the fiscal years ended December 31, 2023 and 2022 and the fiscal quarters ended March 31, 2022 through March 31, 2024. As part of the 2023 re-audit, Sadler Gibb has identified other immaterial adjustments which will also be adjusted in connection with the amended filings. Based on the information currently available, which is limited to Sadler Gibb's re-audit of the 2023 financial statements, the Company does not expect a material impact to previously reported revenues, Adjusted EBITDA, or cash flows.

As a result, the Company has not yet filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and will be unable to file the report by the prescribed due date. Although the Company cannot at this time estimate when it will file its restated financial statements and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, it is diligently pursuing completion of the restatements and intends to make such filings as soon as reasonably practicable following the completion of Sadler Gibb's re-audit of the 2022 financial statements.

Based on the preliminary findings by and in consultation with Sadler Gibb, the Company's Audit Committee has determined that the Company's previously issued financial statements for the years ended December 31, 2023 and 2022 and the quarterly periods ended during those fiscal years, as well as the quarter ended March 31, 2024, should no longer be relied upon. Similarly, any previously issued or filed reports, press releases, earnings releases, investor presentations or other communications of the Company describing the Company's financial results or other financial information relating to those periods should no longer be relied upon.

urban-gro’s Chairman and CEO, Brad Nattrass, commented “while it is disappointing that we need to restate our financials due to this technical accounting situation, we do not expect that it will materially affect our revenues, Adjusted EBITDA, or cash flows. Revenues in the second quarter are expected to exceed $17.5 million, representing a sequential increase of 13%, and our third quarter-to-date performance has accelerated further, giving us confidence that we will generate stronger results in the second half of the year. While we navigate this process with our auditor, we aim to keep our investors updated on our overall progress and expect to announce contracts as they are closed.”

Additional information relating to the restatement is available in the Company's Current Report on Form 8-K filed today.

About urban-gro, Inc.
urban-gro, Inc.® (Nasdaq: UGRO) is an integrated professional services and Design-Build firm. We offer value-added architectural, engineering, and construction management solutions to the Controlled Environment Agriculture ("CEA"), industrial, healthcare, and other commercial sectors. Innovation, collaboration, and creativity drive our team to provide exceptional customer experiences. With offices across North America and in Europe, we deliver Your Vision - Built. Learn more by visiting www.urban-gro.com

Safe Harbor Statement
This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this release, terms such as “believes,” “will,” “expects,” “anticipates,” “may,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The forward-looking statements in this press release include, without limitation, the expected impacts of the material misstatements identified in this press release on the Company's net loss, whether any additional misstatements will be identified as part of the re-audit of the Company's 2022, 2023 and first quarter 2024 financial statements, and the expected timing of filing restated periodic reports and the Form 10-Q for the Company's second fiscal quarter of 2024.. These and other forward-looking statements are based on the current expectations, forecasts, beliefs and assumptions of the Company's management and are subject to risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated or expected, including, among others, our ability to successfully manage and integrate acquisitions, our ability to accurately forecast revenues and costs, competition for projects in our markets, our ability to predict and respond to new laws and governmental regulatory actions, including any potential rescheduling of cannabis and passage of the SAFER Banking Act, our ability to successfully develop new and/or enhancements to our product offerings and develop a product mix to meet demand, risks related to weather conditions that are adverse to our business operations, supply chain issues for the Company or third party suppliers, rising interest rates, economic downturn or other factors that could cause delays or the cancellation of projects in our backlog or our ability to secure future projects, our ability to maintain favorable relationships with suppliers, risks associated with reliance on key customers and suppliers, our ability to attract and retain key personnel, results of litigation and other claims and insurance coverage issues, risks related to our information technology systems and infrastructure, our ability to maintain effective internal controls, our ability to execute on our strategic plans, our ability to achieve and maintain cost savings, the sufficiency of our liquidity and capital resources, and our ability to achieve our key initiatives for 2024, particularly our growth initiatives. A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.

Investor Contacts:
Jeff Sonnek - ICR, Inc.
(720) 730-8160
investors@urban-gro.com

Media Contact:
Barbara Graham – urban-gro, Inc.
(720) 903-1139
media@urban-gro.com

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